Accumulation Life® Prospectus

Supplement dated May 1, 2016
to Prospectus dated April 30, 1998 as supplemented

Effective May 1, 2016, Voya has made the following name change:

Old Fund Name	New Fund Name
Voya Global Value Advantage Portfolio	Voya Global Equity Portfolio

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name.